                         [HMS Holdings Corp LETTERHEAD]

Release:    November 4, 2003

Contact:    Philip Rydzewski, Chief Financial Officer
            (212) 857-5423
            (212) 857-5973 (fax)
            E-Mail: ir@hmsy.com
            http://www.hmsholdings.com


          HMS HOLDINGS CORP. ANNOUNCES PROFITABLE THIRD QUARTER RESULTS

      New York, NY, November 4, 2003 -- HMS Holdings Corp. (Nasdaq: HMSY) announced third quarter results today for the period ended September 30, 2003. The Company reported revenue of $18.7 million for the third quarter compared with $17.0 million during the prior year period and reported income from continuing operations of $1.1 million or $0.05 per diluted common share for the quarter, compared to income from continuing operations of $0.3 million or $0.02 per diluted common share during the third quarter of the prior year. The current year third quarter results include income from discontinued operations of $0.2 million or $0.01 per diluted common share.

      For the nine months ended September 30, 2003, HMSY generated revenue of $53.5 million compared with $50.6 million during the prior year period and reported a loss from continuing operations of $0.2 million or $0.01 per common share compared to a loss from continuing operations of $2.2 million or $0.12 per common share during the prior year period.

      The current year operating results include expenses of $0.3 million for the quarter and $2.0 million year to date for legal and other fees associated with responding to the previously disclosed subpoena from the United States Attorney's office. The Company's costs attributable to the government's investigation exceeded the Company's year to date loss from continuing operations through September 30, 2003 by $1.8 million.

      Revenue from Health Management Systems, Inc. (HMS), which provides third party liability identification and recovery services to state Medicaid agencies, was $8.8 million and $26.8 million for the current year quarter and year to date periods, respectively, compared to $7.6 million and $23.9 million, respectively, for the corresponding prior year periods. This almost 12% growth on a year to date basis reflects increased revenue from existing customers as well as an increase in the number of customers. For the full fiscal year HMS revenue is expected to grow between 12% and 15% over the prior year.

      Revenue from Accordis Inc. (Accordis), which provides outsourced business office and reimbursement services to hospitals and other healthcare providers, was $9.9 million and $26.7 million for the current year quarter and year to date periods, respectively, compared to $9.4 million and $26.7 million, respectively, for the corresponding prior year periods. For the full fiscal year, Accordis revenue is expected to slightly exceed the prior year.

                         [HMS Holdings Corp LETTERHEAD]

      For the fourth quarter ended December 31, 2003, HMS Holdings Corp. expects to report net income from continuing operations equal to or greater than these third quarter results, exclusive of costs associated with the government's investigation.

      The HMS Holdings Corp. Form 10-Q for the period ended September 30, 2003 will be filed and available on our website www.hmsholdings.com on or about November 5, 2003, and will contain additional information about our results of operations for the current quarter and on a year to date basis. This press release and the financial statements herein will be available at www.hmsholdings.com for at least a 12-month period. Shareholders and interested investors are also welcome to contact the company through our Investor Relations phone number, 212-857-5423. Following the filing of the Form 10-Q, corporate executives will be available to respond to inquiries from shareholders and interested investors.

                                      # # #

      HMS Holdings Corp. furnishes revenue recovery, business process and business office outsourcing services to healthcare payors and providers. We help our clients increase revenue, accelerate collections and reduce operating and administrative costs.

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY's dependence on significant customers;
(iv) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY's business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors; (vi) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii) all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY's filings with the SEC, including HMSY's Form 10-K for the year ended December 31, 2002. HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When/if used in this release, the words "focus," "believe," "confident," "expected", "strong," "potential," and similar expressions are intended to identify forward-looking statements, and the above described risks inherent therein.

                                      # # #

                         [HMS Holdings Corp LETTERHEAD]




                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In Thousands, Except Per Share Amounts)
                                   (unaudited)

                                                                   THREE MONTHS ENDED           NINE MONTHS ENDED
                                                                       SEPTEMBER 30,               SEPTEMBER 30,
                                                                  ---------------------      ----------------------
                                                                     2003         2002          2003          2002
                                                                     ----         ----          ----          ----
Revenue                                                           $ 18,708     $ 17,024      $ 53,482      $ 50,638
                                                                  --------     --------      --------      --------

Cost of services:
         Compensation                                                9,608        9,275        29,097        28,191
         Data processing                                             1,180        1,154         3,557         4,879
         Occupancy                                                   1,375        1,533         4,227         4,597
         Direct project costs                                        3,286        2,666         9,580         7,358
         Other operating costs                                       2,251        2,192         7,466         8,176
                                                                  --------     --------      --------      --------
                 Total cost of services                             17,700       16,820        53,927        53,201
                                                                  --------     --------      --------      --------
         Operating income (loss)                                     1,008          204          (445)       (2,563)

Net interest income                                                     46          124           202           413
                                                                  --------     --------      --------      --------
         Income (loss) from continuing operations before
               income taxes                                          1,054          328          (243)       (2,150)
Income tax benefit                                                      --           --            --            --
                                                                  --------     --------      --------      --------
        Income (loss) from continuing operations                     1,054          328          (243)       (2,150)
         Income from discontinued operations, net                      212           --           212         2,900
                                                                  --------     --------      --------      --------
        Net income (loss)                                         $  1,266     $    328      $    (31)     $    750
                                                                  ========     ========      ========      ========
Basic earnings per share data:
          Income (loss) per share from continuing operations      $   0.06     $   0.02      $  (0.01)     $  (0.12)
          Income per share from discontinued operations, net          0.01           --          0.01          0.16
                                                                  --------     --------      --------      --------
                  Net income (loss) per share, basic              $   0.07     $   0.02      $     --      $   0.04
                                                                  ========     ========      ========      ========
          Weighted average common shares outstanding, basic         18,369       18,259        18,310        18,188
                                                                  ========     ========      ========      ========
Diluted earnings per share data:
          Income (loss) per share from continuing operations      $   0.05     $   0.02      $  (0.01)     $  (0.12)
          Income per share from discontinued operations, net          0.01           --          0.01          0.16
                                                                  --------     --------      --------      --------
                  Net income (loss) per share, diluted            $   0.06     $   0.02      $     --      $   0.04
                                                                  ========     ========      ========      ========
          Weighted average common shares outstanding, diluted       20,286       20,001        18,310        18,188
                                                                  ========     ========      ========      ========

                         [HMS Holdings Corp LETTERHEAD]





                      CONDENSED CONSOLIDATED BALANCE SHEETS
              ($ In Thousands, Except Share and Per Share Amounts)
                                   (unaudited)


                                                                                                 SEPTEMBER 30,       DECEMBER 31,
                                                                                                     2003               2002
                                                                                                     ----               ----
                                     ASSETS

Current assets:
       Cash and cash equivalents                                                                   $ 24,600           $ 24,174
       Short-term investments                                                                           100              1,108
       Accounts receivable, net                                                                      16,004             15,312
       Prepaid expenses and other current assets                                                      1,434              1,207
                                                                                                   --------           --------
              Total current assets                                                                   42,138             41,801
Property and equipment, net                                                                           3,491              4,912
Goodwill                                                                                              5,679              5,679
Deferred income taxes, net                                                                            8,920              8,920
Other assets                                                                                            200                354
                                                                                                   --------           --------
       Total assets                                                                                $ 60,428           $ 61,666
                                                                                                   ========           ========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
       Accounts payable, accrued expenses and other liabilities                                    $ 11,498           $ 13,176
                                                                                                   --------           --------
              Total current liabilities                                                              11,498             13,176

Other liabilities                                                                                       748                722
                                                                                                   --------           --------
       Total liabilities                                                                             12,246             13,898
                                                                                                   --------           --------
Commitments and contingencies

Shareholders' Equity

       Preferred stock - $.01 par value; 5,000,000 shares authorized; none issued                        --                 --
       Common Stock - $.01 par value; 45,000,000 shares authorized;
            20,018,838 shares issued and 18,373,922 shares
               outstanding at September 30, 2003
            19,885,390 shares issued and 18,276,274 shares
               outstanding at December 31, 2002                                                         200                199
       Capital in excess of par value                                                                75,125             74,959
       Unearned stock compensation                                                                       (3)               (33)
       Accumulated deficit                                                                          (17,851)           (17,820)
       Accumulated other comprehensive income                                                            --                  8
       Treasury stock, at cost; 1,644,916 shares at September 30, 2003
            and 1,609,116 shares at December 31, 2002                                                (9,289)            (9,184)
       Note receivable from officer for sale of stock                                                    --               (361)
                                                                                                   --------           --------
            Total shareholders' equity                                                               48,182             47,768
                                                                                                   --------           --------
               Total liabilities and shareholders' equity                                          $ 60,428           $ 61,666
                                                                                                   ========           ========

                         [HMS Holdings Corp LETTERHEAD]






                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                ($ in Thousands)
                                   (unaudited)

                                                                                                            NINE MONTHS ENDED
                                                                                                                SEPTEMBER 30,
                                                                                                         ------------------------
                                                                                                             2003          2002
                                                                                                             ----          ----

Operating activities:
           Net income (loss)                                                                             $    (31)     $    750
                Adjustments to reconcile net income (loss) to net cash used in operating activities:
                          Income from discontinued operations                                                (212)       (2,900)
                          Loss on disposal/impairment of property and equipment                                25           612
                          Depreciation and amortization                                                     1,991         1,812
                          Provision for doubtful accounts                                                     225           231
                          Stock compensation expense (credit)                                                  (1)          649
                          Changes in assets and liabilities:
                              Increase in accounts receivable                                                (917)       (4,276)
                              (Increase) decrease in prepaid expenses and other current assets               (207)          992
                              Decrease in other assets                                                        154           357
                              Decrease in accounts payable, accrued expenses and other liabilities         (1,652)       (1,230)
                                                                                                         --------      --------
                                        Net cash used in operating activities                                (625)       (3,003)
                                                                                                         --------      --------
Investing activities:
           Purchases of property and equipment                                                               (595)       (2,671)
           Net proceeds from sales of short-term investments                                                1,000         1,234
                                                                                                         --------      --------
                                       Net cash provided by (used in) investing activities                    405        (1,437)
                                                                                                         --------      --------
Financing activities:
           Proceeds from exercise of stock options                                                            150           581
           Repayment of note receivable from officer for purchase of common stock                             361           361
           Purchases of treasury stock                                                                       (105)         (869)
           Proceeds from issuance of common stock                                                              48            90
                                                                                                         --------      --------
                                      Net cash provided by financing activities                               454           163
                                                                                                         --------      --------
                        Net increase (decrease) in cash and cash equivalents                                  234        (4,277)
Cash and cash equivalents at beginning of period                                                           24,174        21,020
Cash provided by discontinued operations                                                                      192         2,996
                                                                                                         --------      --------
Cash and cash equivalents at end of period                                                               $ 24,600      $ 19,739
                                                                                                         ========      ========
Supplemental disclosure of non-cash investing and financing activities:

                Change in unearned compensation                                                          $     31      $     48
                                                                                                         ========      ========
Supplemental disclosure of cash flow information:

                Cash paid for income taxes                                                               $     18      $    138
                                                                                                         ========      ========